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                            FORM  8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


                Date of Report:  February 14, 1996
                                 -----------------

                 HOUSEHOLD FINANCE CORPORATION
                 -----------------------------
         (Exact name of registrant as specified in its charter)


Delaware               1-75                    36-1239445
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(State or other        (Commission File        (IRS Employer
 jurisdiction of        Number)                 Identification
 incorporation)                                  Number)

2700 Sanders Road, Prospect Heights, Illinois         60070
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code 847/564-5000
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Item 5. Other Events

        Set forth in the Exhibit hereto is selected unaudited financial information which presents the results of operations for Household Finance Corporation (the
        "Company") as of and for the years ended December 31, 1995 and 1994.

Item 7. Financial Statements and Exhibits

        (a) Financial statements of business acquired.

            Not applicable.

        (b) Pro forma financial information.

            Not applicable.

        (c) Exhibits.

            No.     Exhibit
            ---     -------
            27      Financial Data Schedule.

            99 Selected unaudited financial statements with respect to operations of Household Finance
                    Corporation as of and for the years ended
                    December 31, 1995 and 1994.

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                               SIGNATURE
                               ---------

   Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    HOUSEHOLD FINANCE CORPORATION
                                    -----------------------------
                                           (Registrant)


                               By:  /s/ David A. Schoenholz
                                    -----------------------
                                    David A. Schoenholz
                                    Vice President,
                                    Chief Accounting Officer and
                                    Chief Financial Officer,
                                    (a Principal Financial Officer),
                                    Director and on behalf of
                                    Household Finance Corporation


Dated:  February 14, 1996
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                             EXHIBIT INDEX
                             -------------

Exhibit
  No.   Exhibit
------- -------
  27    Financial Data Schedule.

  99 Selected unaudited financial statements with respect to operations of Household Finance Corporation as of and for the years ended December 31, 1995 and 1994.